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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 13, 2000

                                VerticalNet, Inc.
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              (Exact name of Registrant as Specified in Charter)


       Pennsylvania                000-25269                23-2815834
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     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)           Identification No.)
    of Incorporation)

700 Dresher Road, Horsham, PA                                            19044
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(Address of principal executive offices)                              Zip Code



Registrant's telephone, including area code:  215-328-6100


         (Former name and former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On July 13, 2000, VerticalNet, Inc. (the "Registrant") completed its previously announced acquisition of substantially all of the assets (the"Acquisition") of F&G Capital, Inc. which does business as American IC Exchange. The Acquisition was consummated by NECX.com LLC, ("NECX") a wholly-owned subsidiary of the Registrant. The Acquisition was accomplished pursuant to the terms of an Agreement and Plan of Reorganization (the "Purchase Agreement"), dated as of June 30, 2000 by and among the Registrant, NECX, F&G Capital, Inc., trustees of the Binford Living Trust, trustees of the Carracino Family Trust, trustees of the Radach Family Trust, James D. Binford, Daniel N. Carracino and Russel R. Radach. The terms of the Purchase Agreement were the result of arm's length negotiations among the parties.

The consideration paid by the Registrant for the Acquisition included the issuance of 1,097,457 shares of the Registrant's common stock.

A copy of the press release issued by the Registrant on July 13, 2000 concerning the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits.

                  2.1 Agreement and Plan of Reorganization dated as of June 30, 2000 by and among the Registrant, NECX, F&G Capital, Inc., trustees of the Binford Living Trust, trustees of the Carracino Family Trust, trustees of the Radach Family Trust, James D. Binford, Daniel N. Carracino and Russel R. Radach Agreement and Plan

                  99.1  Press Release dated July 13, 2000


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          VERTICALNET, INC.

Date: July 19, 2000                       By:   /s/  Gene S. Godick
                                                -----------------------------
                                          Name:  Gene S. Godick
                                          Title: Senior Vice President
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
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
2.1               Agreement and Plan of Reorganization dated as of June 30, 2000 by and among the Registrant, NECX, F&G Capital, Inc., trustees of the Binford Living Trust, trustees of the Carracino Family
                  Trust, trustees of the Radach Family Trust, James D. Binford,
                  Daniel N. Carracino and Russel R. Radach Agreement and Plan

99.1              Press Release dated July 13, 2000


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